UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

Metalico, Inc.

(Exact name of registrant as specified in its charter)

Delaware		52-2169780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 North Avenue East, Cranford, New Jersey (Address of principal executive offices)	07016 (Zip Code)

Registrant’s telephone number, including area code (908) 497-9610

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

     On March 9, 2005, the Company received a notice from the American Stock Exchange that its application for listing shares of the Company’s common stock on the Exchange had been approved. The Exchange’s approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on the Exchange, and may be rescinded if the Company is not in compliance with such standards. On March 10, 2005, the Company issued a press release announcing the approval. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
(c)
99.1       Press Release issued March 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METALICO, INC. (Registrant)
	By:	/s/ Carlos E. Agüero
Date: March 10, 2005		Carlos E. Agüero
Chairman, President and Chief Executive Officer